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                                                                    Exhibit 10.3

                         SECOND AMENDMENT AND JOINDER TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         This Second Amendment and Joinder to Revolving Credit and Security Agreement ("Amendment") is made as of the 4th day of February, 2002 by and among Bentley Systems, Incorporated, a Delaware corporation ("Bentley"), Bentley Software, Inc., a Delaware corporation ("Bentley Software"), and Atlantech Solutions, Inc., a Delaware corporation ("Atlantech") (each an "Existing Borrower" and collectively "Existing Borrowers"), GEOPAK Corporation, a Delaware corporation formerly known as G-P Acquisition Sub, Inc. ("Joining Borrower" and together with Existing Borrowers, the "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC Bank, National Association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND

         A. Existing Borrowers, Agent and Lenders are parties to a certain Revolving Credit and Security Agreement dated December 26, 2000 (as has been and may hereafter be modified and amended from time to time, the "Loan Agreement") pursuant to which Existing Borrowers established certain financing arrangements with Agent and Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Pursuant to the terms of the Agreement and Plan of Merger dated September 18, 2001 among Bentley, Joining Borrower, Geopak Corporation, a Florida corporation ("Old Geopak"), the stockholders of Old Geopak named therein (the "Acquisition Agreement"), Bentley, the owner of all of the outstanding capital stock of Joining Borrower, acquired Old Geopak by the merger of Old Geopak with and into Joining Borrower.

         C. In recognition of the benefits and privileges thereunder, Joining Borrower and Existing Borrowers have requested that Joining Borrower join into the Existing Loan Documents as if an original signatory thereto.

         D. Lenders has consented to Joining Borrower joining into the Existing Loan Documents subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Joinder.


                  (a) Upon the effectiveness of this Amendment, Joining Borrower joins in as, assumes the obligations and liabilities of, adopts the obligations, liabilities and role of, and becomes a Borrower under the Existing Loan Documents. All references to Borrower or Borrowers contained in the Existing
Loan Documents are hereby deemed for all purposes to also refer to and include Joining
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Borrower as a Borrower and Joining Borrower, hereby agrees to comply with all of the terms and conditions of the Existing Loan Documents as if Joining Borrower were original signatories thereto.

                  (b) Without limiting the generality of the provisions of subparagraph (a) above, Joining Borrower is hereby liable, on a joint and several basis, along with all other Borrowers, for all Obligations, including, without limitation, all existing and future Advances and all other debts, liabilities and obligations incurred at any time by any one or more Borrowers under the Existing Loan Documents, as amended hereby or as may be hereafter amended, modified, supplemented or replaced.

         2. Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of the following conditions precedent (as determined in Agent's sole discretion and all documents to be in form and substance satisfactory to Agent and Agent's counsel):

                  (a) Execution by Borrowers, Lenders and delivery to Agent of this Amendment;

                  (b) Execution by Borrowers and delivery to Agent of amended and restated Revolving Credit Notes in favor of each Lender (collectively, the "Notes");

                  (c) Delivery of updated Schedules to the Loan Agreement ("Updated Schedules");

                  (d) Delivery of UCC-1 financing statements naming Joining Borrower as debtor and filed in all jurisdictions which Agent may deem appropriate;

                  (f) Delivery of certified copies of (i) resolutions of Joining Borrower's board of directors authorizing the execution of this Amendment, the Notes and all of the instruments, documents and agreements related hereto, and
(ii) Joining Borrower's bylaws and certificate of organization;

                  (g) Delivery of incumbency certificates for Joining Borrower identifying all authorized officers and specimen signatures;

                  (h) Delivery of the executed legal opinions of Drinker Biddle & Reath LLP which shall cover such matters incident to the transactions contemplated by this Amendment, the Notes, the Acquisition Agreement and related agreements as Agent may reasonably require;

                  (i) Delivery of good standing certificates for Joining Borrower dated not more than thirty (30) days prior to the date of this Amendment, issued by the Secretary of State or other appropriate official of Joining Borrower's jurisdiction of incorporation or formation and each jurisdiction where the conduct of Joining Borrower's business activities or the ownership of its properties necessitates qualification;

                  (j) Delivery of Uniform Commercial Code financing statement, judgment and state and federal tax lien searches against Joining Borrower showing no Liens on any of the Collateral;

                  (k) No Default or Event of Default shall have occurred under the Existing Loan Documents;


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                  (l) Delivery of final executed copies of the Acquisition
Agreement and all related agreements, documents and instruments;

                  (m) Delivery of certified copies of Joining Borrower's casualty insurance policies, together with loss payable endorsements on Agent's standard form of lender's loss payee endorsement naming Agent as lender's loss payee, and certified copies of Joining Borrower's liability insurance policies, together with endorsements naming Agent as an additional insured (each in form and substance satisfactory to Agent);

                  (n) Since September 30, 2001, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and no representations made or information supplied to Agent shall have been proven to be inaccurate or misleading in any material respect;

                  (o) Delivery of an updated Schedule I to the Collateral Pledge Agreement from Bentley to Agent along with all original capital stock certificates of Joining Borrower and stock powers for such capital stock duly endorsed in blank; and

                  (p) Such other documents, instruments and agreements which Agent requests (in its sole and absolute discretion).

         3. Representations and Warranties. Each Borrower jointly and severally represents and warrants to Agent and Lenders that:

                  (a) All warranties and representations made to Agent and Lenders under the Existing Loan Documents are true and correct as of the date hereof as though made on the date hereof.

                  (b) The execution and delivery by each Borrower of this Amendment, the Notes, with respect to Bentley, the Acquisition Agreement and the performance by each of them of the transactions herein contemplated (i) are and will be within each Borrower's powers, (ii) have been authorized by all necessary action and (iii) are not and will not be in contravention of any law, any order of any court or other agency of government, or any other indenture, agreement or undertaking to which any Borrower is a party or by which the property of any Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of any Borrower.

                  (c) This Amendment, the Notes, with respect to Bentley and any assignment, instrument, document, or agreement executed and delivered in connection herewith, are the valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.


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                  (d) No Default or Event of Default has occurred under the
Existing Loan Documents.

         4. Collateral. As security for the timely payment of the Obligations and satisfaction by Borrowers (including, without limitation, Joining Borrower) of all covenants and undertakings contained in the Existing Loan Documents, each Borrower reconfirms the prior security interest and lien on, and Joining Borrower hereby assigns and grants to Agent, for the benefit of Lenders, a continuing first lien on and upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located. Borrowers (including, without limitation, Joining Borrower) each hereby confirm and agree that all security interests and Liens granted to Agent, for the benefit of Lenders, continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Encumbrances. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent's existing security interest in and Liens upon the Collateral.

         5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

         6. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.

         8. WAIVER OF JURY TRIAL. EACH BORROWERS, AGENT AND LENDERS WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS DESCRIBED HEREIN.

                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

EXISTING BORROWERS:                 BENTLEY SYSTEMS, INCORPORATED


                                    By:     /s/ David Nation
                                       -----------------------------------------
                                    Name:   David Nation
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BENTLEY SOFTWARE, INC.


                                    By:     /s/ David Nation
                                       -----------------------------------------
                                    Name:   David Nation
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ATLANTECH SOLUTIONS, INC.


                                    By:     /s/ James A. King
                                       -----------------------------------------
                                    Name:   James A. King
                                         ---------------------------------------
                                    Title:  Treasurer
                                          --------------------------------------

JOINING BORROWER:                   GEOPAK CORPORATION


                                    By:     /s/ David Nation
                                       -----------------------------------------
                                    Name:   David Nation
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

AGENT:                              PNC BANK, NATIONAL ASSOCIATION


                                    By:     /s/ Craig T. Sheetz
                                       -----------------------------------------
                                    Name:   Craig T. Sheetz
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

LENDERS:                            PNC BANK, NATIONAL ASSOCIATION


                                    By:     /s/ Craig T. Sheetz
                                       -----------------------------------------
                                    Name:   Craig T. Sheetz
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


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                                    CITICORP USA, INC.


                                    By:     /s/ Andrew J. Preston
                                       -----------------------------------------
                                    Name:   Andrew J. Preston
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

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